                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 April 9, 1997


                       ROBERTS PHARMACEUTICAL CORPORATION
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             (exact name of registrant as specified in its charter)

    New Jersey                      1-1-432                           22-2429994
----------------                 -------------                   ---------------
(State or other                  (Commission                      (IRS Employer
jurisdiction of                  File Number)                     Identification
incorporation)                                                    Number)

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code:  908-389-1182


                               Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey  07724

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        (Former name or former address, if changed from last report)
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                                      -2-


  Item 5.  Other Events
           ------------

          Roberts Pharmaceutical Corporation announced today it has responded to a FORM FDA 483 issued November 18, 1996 citing certain deficiencies following a routine inspection of its Eatontown facility, where there are no manufacturing or quality control operations. Roberts anticipates near-term receipt of an FDA letter indicating that the Company's written reply to FORM FDA 483 was satisfactory.

       The FDA raised questions about documentation and stability dates for certain batches of a topical medicine, Topicycline and the Company noted that:
1)  all appropriate tests were done; 2) the tested lots complied with
specifications; and 3) no product recall was requested by the agency.   The
Company further notes that written procedures do exist concerning quality control (QC) and that QC responsibilities are being formalized in a written document. Roberts also indicated that it does have a system for evaluating the quality of drug products.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ---------------------------------
                                                  (Registrant)



                                        /s/ Anthony A. Rascio
Date:  April 10, 1997                   ---------------------------------
                                        Anthony A. Rascio
                                        Vice President